ANNUAL REPORT
PHOENIX LIFE SEPARATE
ACCOUNT C
December 31, 2016

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016
	Virtus Capital Growth Series – Class A Shares
Assets:
Investments at fair value	$ 600,012
Total assets	$ 600,012
Total net assets	$ 600,012
Units outstanding	2,291
Investment shares held	24,907
Investments at cost	$ 376,016
	Unit Value	Units Outstanding
Phoenix Life Separate Account C	$ 261.93	2,291
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF OPERATIONS
For the period ended December 31, 2016
Virtus Capital Growth Series – Class A Shares
Income:
Dividends	$ -
Expenses:
Mortality and expense fees	4,792
Net investment income (loss)	(4,792)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	3,813
Realized gain distributions	14,585
Realized gain (loss)	18,398
Change in unrealized appreciation (depreciation) during the year	(23,763)
Net increase (decrease) in net assets from operations	$ (10,157)
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2016 and 2015
	Virtus Capital Growth Series – Class A Shares
	2016	2015
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,792)	$ (4,884)
Realized gains (losses)	18,398	6,013
Unrealized appreciation (depreciation) during the year	(23,763)	47,249
Net increase (decrease) in net assets from operations	(10,157)	48,378
Contract transactions:
Transfers for contract benefits and terminations	(4,113)	(9,436)
Contract maintenance charges	(800)	(840)
Net increase (decrease) in net assets resulting from contract transactions	(4,913)	(10,276)
Total increase (decrease) in net assets	(15,070)	38,102
Net assets at beginning of period	615,082	576,980
Net assets at end of period	$ 600,012	$ 615,082
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
Phoenix Life Separate Account C (the “Separate Account”), is a separate account of Phoenix Life Insurance Company (“Phoenix Life", the "Company", “we” or “us”). Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a sub-account) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus Capital Growth Series-Class A Shares of the VVIT (the “Fund”).
Phoenix Life and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life’s other asset and liabilities.
Note 2—Significant Accounting Policies
The financial statements have been prepared in accordance with US generally accepted accounting principles (“GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies. The following is a summary of significant accounting policies of the Separate Account:
A.     Valuation of investments: Investments are made in the Fund and stated at fair value based on the reported net asset values of the Fund, which in turn value its investment securities at fair value.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Fund are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: Phoenix Life is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of Phoenix. Under the current provisions of the Code, Phoenix Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. Phoenix Life will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge may be made in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires Phoenix Life management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.
E.     Security Valuation: The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
a.     Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
b.     Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
c.     Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the Fund at the end of each New York Stock Exchange business day, as determined by the Fund. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 3— Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:
Investment Option	Purchases	Sales
Virtus Capital Growth Series – Class A Shares	$ 14,572	$ 9,692
	$ 14,572	$ 9,692

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 4— Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2016			For the period ended December 31, 2015
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Capital Growth Series – Class A Shares	-	(19)	(19)	-	(38)	(38)

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 5— Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2016, 2015, 2014, 2013, and 2012 follows:
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]
Virtus Capital Growth Series – Class A Shares
2016	2	261.93	600	-	0.80%	(1.66%)
2015	2	266.34	615	-	0.80%	8.38%
2014	2	245.73	577	0.06%	0.80%	10.84%
2013	3	221.71	582	0.33%	0.80%	28.40%
2012	3	172.66	478	0.47%	0.80%	12.85%

[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the mutual fund in which the Investment Option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated through the end of the reporting period.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 6— Related Party Transactions and Charges and Deductions
Related Party Transactions
Phoenix LIfe and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. Phoenix Life is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Saybrus Equity Services, Inc., a broker-dealer subsidiary of Nassau Reinsurance Group Holdings L.P., distributes Phoenix Life’s products through broker-dealers and other financial intermediaries.
Charges and Deductions
Phoenix Life makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix Life for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2016 and 2015 were $800 and $840, respectively. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – Phoenix Life will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.
Contract Surrender Charge – In accordance with terms of the contracts, Phoenix Life makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.
Other Charges – Phoenix Life may deduct other costs depending on the policy terms.
All of the above expenses are reflected as a redemption of units.
B.    Mortality and Expense Fees
Phoenix Life will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which Phoenix Life undertakes. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. The total aggregate expense for the period ended December 31, 2016 was $4,792. This expense is reflected as a reduction of unit values.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
Phoenix Life intends that the investment option shall comply with the diversification requirements.
Note 9—Other
Nassau Transaction
On September 29, 2015, Phoenix announced the signing of a definitive agreement in which Nassau Reinsurance Group Holdings L.P. (“Nassau”) agreed to acquire Phoenix for $37.50 per share in cash, representing an aggregate purchase price of $217.2 million (the “Nassau Transaction”). Founded in April 2015, Nassau is a privately held insurance and reinsurance business focused on acquiring and operating entities in the life, annuity and long-term care sectors. The Nassau Transaction was subject to the approval of the Phoenix shareholders, regulatory approvals from the NYDFS and the Connecticut Insurance Department, among other closing conditions. On June 20, 2016 Nassau completed its acquisition of Phoenix after receipt of insurance regulatory approvals from the Connecticut Insurance Department and the NYDFS. As part of the transaction, Nassau contributed $100 million of new equity capital into Phoenix at closing. Phoenix is now a privately held, wholly-owned subsidiary of Nassau, serving as its U.S. life and annuity platform. In addition, Saybrus has become a subsidiary of Nassau, held outside of Phoenix.
SEC Cease-and-Desist Order
Phoenix and PHL Variable Insurance Company are subject to an SEC Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders in 2014.
Phoenix is subject to an additional SEC Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order and Penalties, which was approved by the SEC in July 2016 (the “July 2016 Order”). The July 2016 Order directed Phoenix to cease and desist from committing or causing any violations and any future violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act, and Rules 13a-1 and 13a-13 thereunder. Phoenix remains subject to these obligations. Pursuant to the terms of the July 2016 Order, Phoenix paid a civil monetary penalty to the SEC in the amount of $600,000.
Cases Brought by Policy Investors
Lima LS plc v. the Phoenix Companies, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, James D. Wehr, Philip K. Polkinghorn, and Dona D. Young, Case No. CV-12-01122, in the United States District Court for the District of Connecticut. In this action originally filed August 2, 2012, Plaintiff asserts various causes of actions based on allegations that the individual and corporate defendants promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. The defendants, including the Company, resolved the case through a settlement, and the case was dismissed on February 9, 2017.
Cost of Insurance Cases

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
Fleisher et al v. Phoenix Life Insurance Company, No. 11-cv-8405 (CM) (filed August 2, 2012), and SPRR et al v. PHL Variable Insurance Company, No. 14-cv-8714 (CM) (filed October 31, 2014), in the United States District Court for the Southern District of New York. Plaintiffs in these coordinated actions brought suit on behalf of themselves and others similarly situated, and asserted various causes of action challenging cost of insurance rate adjustments implemented between 2010 and 2011 on certain universal life insurance policies. As of April 30, 2015, the Company reached an agreement with plaintiffs, memorialized in a formal settlement agreement executed on May 29, 2015, to resolve both litigations as part of a nationwide class settlement (the “Fleisher Settlement”). The court granted preliminary approval of the Fleisher Settlement on June 3, 2015, which provided for notice to be given to class members and for an opt-out period. The opt-out period expired on July 17, 2015, with certain policyholders opting out of the Fleisher Settlement, including policyholders pursuing claims in separate litigation. On September 9, 2015, the court entered an order approving of the Fleisher Settlement and final judgment was entered on December 9, 2015.
Tiger Capital LLC v. PHL Variable Insurance Company, No. 12-cv-2939 (CM) (filed March 14, 2012), in the United States District Court for the Southern District of New York. In this action the plaintiff asserted various causes of action challenging cost of insurance rate adjustments implemented in 2011 on certain universal life insurance policies. On June 3, 2015, the parties advised the court of a settlement, which included Tiger Capital, LLC’s participation in the Fleisher Settlement. The case was closed by the court on October 21, 2015.
U.S. Bank National Association, as securities intermediary for Lima Acquisition, L.P. v. PHL Variable Insurance Company, No. 12-cv-6811 (CM) (originally filed November 16, 2011), and U.S. Bank National Association, as securities intermediary for Lima Acquisition, L.P. v. PHL Variable Insurance Company, No. 13-cv-1580 (CM) (filed March 8, 2013), in the United States District Court for the Southern District of New York (collectively “U.S. Bank NY Litigation”). U.S. Bank National Association, as securities intermediary for Lima Acquisition, L.P. v. PHL Variable Insurance Company, Case No. 3:14-cv-00555-WWE (originally filed April 22, 2014), and U.S. Bank National Association, as securities intermediary for Lima Acquisition, L.P. v. PHL Variable Insurance Company and Phoenix Life Insurance Company, Case No. 3:14-cv-01398-WWE (filed September 23, 2014), in the United States District Court for the District of Connecticut (collectively “U.S. Bank CT Litigation”). In these actions, plaintiff asserted various causes of action challenging cost of insurance rate adjustments implemented between 2010 and 2011 on certain universal life insurance policies. The U.S. Bank NY Litigation was resolved through a settlement and a joint stipulation of dismissal was filed on September 28, 2015. The U.S. Bank CT Litigation was resolved through a settlement and the cases were dismissed on February 3, 2017.
Cases Brought by Policyholders
Shevlin et al vs. Phoenix Life Insurance Company et al., Case No. 09-cv-06323, in the United States District Court for the District of New Jersey. In this putative class action originally filed in New Jersey state court on October 30, 2009, and removed to federal court plaintiffs brought suit on behalf of themselves and a class of owners of closed block policies established upon the Company’s 2001 demutualization. Plaintiffs are challenging the reduction of dividends on those policies following 2006 and 2009 dividend scale changes. On April 10, 2017, the court ruled on Defendants’ motion to exclude plaintiffs’ expert on damages, which was submitted to the court in September 2016. The Court denied Defendant’s motion to exclude Plaintiff’s expert and granted Defendant’s request to submit alternative model of damages. The Company believes that it has meritorious defenses to the plaintiffs’ claims and intends to defend this matter vigorously. The outcome of this litigation and any potential award of damages are uncertain.
Shareholder Litigation
Thomas White v. The Phoenix Companies, Inc., et. al., No. HHD-CV15--6063180-S, in Connecticut Superior Court, Hartford County. On September 28, 2015, Phoenix entered into a definitive merger agreement to be acquired by Nassau Re. On October 26, 2015, this putative class action lawsuit was filed by a purported shareholder of Phoenix challenging the proposed merger transaction. Plaintiff alleges that the individual members of Phoenix’s Board of Directors breached their fiduciary duties to the Phoenix shareholder by agreeing to the proposed merger transaction for inadequate consideration and through an allegedly flawed sales process, and that the defendant companies - Phoenix, Nassau Re and Davero Merger Sub Corp. (a wholly owned

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
subsidiary of Nassau Re) - aided and abetted such alleged breaches. The parties entered into a stipulation of settlement dated September 25, 2016 and a motion for preliminary approval was filed and granted by the Court on September 26, 2016. The Court held a final settlement hearing on December 16, 2016 and issued an order approving the settlement on February 23, 2017.
Consent Solicitation Litigation
Roth et al v. The Phoenix Companies, Inc. and U.S. Bank National Association as indenture trustee; No. 650634/2016 (New York Supreme Court, New York County) (filed February 8, 2016). Plaintiff in this action asserts various causes of action related to a January 7, 2016 consent solicitation launched by Phoenix in connection with its 7.45% Quarterly Interest Bonds due 2032 (the “Consent Solicitation”). While Phoenix believes that the lawsuit is without merit, to eliminate the burden, expense and uncertainties inherent in such litigation, and without admitting any liability or wrongdoing, Phoenix agreed, pursuant to the terms of a MOU effective as of February 24, 2016, to make (a) certain revisions to the proposed Fourth Supplemental Indenture (b) certain information available to current and prospective bondholders, and (c) certain supplemental disclosures in connection with the Consent Solicitation. A stipulation of settlement was entered into as of September 24, 2016. The final approval hearing was held on February 2, 2017, and the Court approved the settlement on March 27, 2017, and pursuant to the settlement awarded plaintiff’s counsel fees of $440,000.
Regulatory Matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Internal Revenue Service (“IRS”) and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2015 or 2016.
B.    Liquidations
There were no liquidations in 2015 or 2016.
C.    Name Changes
Effective April 28, 2017, the Virtus Capital Growth Series will be renamed Virtus KAR Capital Growth Series.
There were no name changes in 2015 or 2016.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 11—Subsequent Events
Effective January 1, 2017, the Company entered into new service agreements with its affiliates, related to cost reimbursement for services. The agreements cover a variety of services including, but not limited to, management fees for business services, information technology services, office space, commission paying services and administrative services. The agreements also contain cost allocation and tax allocation provisions.
Effective January 1, 2017, the Company entered into an Investment Management Agreements with an affiliate, Nassau Asset Management LLC. The agreements cover investment and related advisory services.
In February 2017, Phoenix settled certain Cost of Insurance and Policy Investor litigation. Phoenix recorded a charge of $56.0 million in the fourth quarter of 2016 related to these matters.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Policyholders
Phoenix Life Insurance Company:
We have audited the accompanying statement of assets and liabilities of Phoenix Life Separate Account C comprised of Virtus Capital Growth Series-Class A Shares (“the Separate Account”), as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Separate Account for the three years or periods ended December 31, 2014, were audited by other auditors whose report thereon dated May 1, 2015, expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with transfer agents or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
Hartford, Connecticut
April 28, 2017

PHOENIX LIFE SEPARATE ACCOUNT C
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
KPMG LLP
1 Financial Plaza 755 Main Street, 11th Floor
Hartford, CT 06103

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
www.nsre.com/phoenix
OL4264 © 2016 The Phoenix Companies, Inc.	12-16